SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: December 15, 2003

VERISITY LTD.

(Exact Name of Registrant as Specified in Charter)

Israel	000-32417	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2041 Landings Drive, Mountain View, California 94043

(Address of Principal Executive Offices) (Zip Code)

(650) 934-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1    Slides for presentations to various third parties

ITEM 9.    REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a series of slides to be used by Moshe Gavrielov, the Company’s Chief Executive Officer, and Charles Alvarez, the Company’s Vice President of Finance and Chief Financial Officer, in presentations to be given beginning the week of December 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISITY LTD. (Registrant)

By:	/s/ CHARLES ALVAREZ

Charles Alvarez Vice President of Finance and Administration, Chief Financial Officer and Secretary

Dated: December 15, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides for presentations to various third parties